Exhibit 99.2

Strictly Private & Confidential Project Eureka Investor Presentation July 2025

Disclaimer Strictly Private & Confidential 2 This presentation has been prepared by 180 Life Sciences Corp. (“180 Life Sciences” or the “Company”) solely for information purposes. This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a “prospectus” within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”). This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. No securities of the Company may be offered or sold in the United States without registration with the United States Securities and Exchange Commission (the “SEC”) or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder. The information in this presentation is strictly confidential. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein. By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation. This presentation speaks as of the date hereof. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date. This presentation contains statements that constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward - looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements refer to many things, including and not limited to, the participation of certain individuals, the future value of any digital asset and/or another cryptocurrency, the amount of the private placement, the ability to secure capital to execute the transaction, the managing of a sophisticated cryptocurrency treasury strategy, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward looking statements. There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, and vendors of the Company, and other risks. Historical facts are presented without intent to persuade. These statements can be recognized by the use of words such as “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “plan,” “seek”, “will,” “look,” “future,” “assume,” “continue,” or the negative of such terms or other variations thereof, or words of similar substance or meaning. Such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward - looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward - looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward - looking statements to reflect future events or circumstances. This presentation is being furnished solely to recipients that are “qualified institutional buyers” as defined in Rule 144A of the Securities Act, or “accredited investors” (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) in connection with a proposed private offering of securities of the Company. All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein agree the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Exchange Act and the rules and regulations promulgated thereunder and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. The securities that are to be issued by the Company have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed on the merits of the proposed offering of securities or the adequacy or accuracy of this presentation. Actual results may vary greatly from any assumptions or models built in reliance on this document. Results may vary due to market conditions, unforeseen circumstances, competition, a reduction in the demand for such a private placement, an unforeseen change in how regulators in the USA categorize ETH. The transaction contemplated herein is subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of ETH, the ongoing security of the Ethereum ecosystem, technical and custodial risks, our ability to execute on any of the contemplated transactions subject to SEC compliance and Nasdaq related rules, and other risks of loss. Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind. Recipients should seek advice from their own advisors as to these matters. For a description of the risks relating to an investment in the Company in connection with the offering, we refer you to “Risk Factors” in the Appendix to this presentation and risk factors discussed in documents that the Company has filed, or will file, with the SEC. Electric Capital, Etherealize, and Harbour Island Digital, together with their respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completeness, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

Section 351 Exchange Strictly Private & Confidential 3 Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”), generally provides that no gain or loss will be recognized by a transferor if property is transferred to a corporation by one or more transferors solely in exchange for stock in such corporation and immediately after the exchange such transferor(s) are in “control” of the corporation. For this purpose, “control” generally requires the transferors as a group to own immediately after the exchange stock possessing (i) at least 80% of the total combined voting power of all classes of stock entitled to vote, and (ii) at least 80% of the total number of shares of each other class of stock of the corporation. An exchange otherwise qualifying as a tax - deferred transaction pursuant to Section 351 of the Code will nevertheless generally be taxable if the transferee corporation is an “investment company” under Section 351(e) of the Code, which is generally defined to include a corporation more than 80% of whose gross assets are held for investment (e.g., money, stocks and other equity interests in a corporation, evidences of indebtedness, options, forward or futures contracts, notional principal contracts and derivatives, any foreign currency, and equity interests in entities substantially all of whose assets are comprised of the foregoing assets). While Congress gave Treasury the authority to enact regulations adding to this list of assets, no such regulations have been issued to date. The determination of whether a corporation is an investment company is ordinarily made by reference to the circumstances in existence immediately after the transfer in question. However, where circumstances change thereafter pursuant to a plan in existence at the time of the transfer, this determination is made by reference to the later circumstances. It is intended that the PIPE Transaction qualifies as a tax - deferred exchange pursuant to Section 351 of the Code (the “Intended Tax Treatment”). The Company and each investor that participates in the PIPE Transaction are expected to make certain factual representations and covenants regarding the Intended Tax Treatment. While the Company expects the PIPE Transaction to, more likely than not, qualify for the Intended Tax Treatment, the lack of authority from the Internal Revenue Service related to the treatment of BTC, ETH, and other cryptocurrencies for U.S. federal income tax purposes means that no assurances can be provided that the IRS will not assert, or that a court would not sustain, a position contrary to the Intended Tax Treatment. If the PIPE Transaction qualifies for the Intended Tax Treatment, the following U.S. federal income tax consequences would result for a U.S. Holder that exchanges ETH solely for common stock of the Company: (i) gain or loss generally will not be recognized, (ii) the aggregate basis of the common stock of the Company received by such U.S. Holder generally will be the same as the aggregate basis of the ETH exchanged therefor, and (iii) the holding period of the common stock of the Company received by such U.S. Holder generally will include the holding period of the ETH exchanged therefor. If the PIPE Transaction does not qualify for the Intended Tax Treatment, the following U.S. federal income tax consequences would result for a U.S. Holder that exchanges ETH solely for common stock of the Company: (i) gain or loss will be recognized in an amount equal to the difference between the fair market value of the common stock of the Company received in the exchange and the U.S. person’s adjusted tax basis in the property exchanged therefor, (ii) any such gain generally will be long - term capital gain if the U.S. person’s holding period in the property exceeded one year at the time of the PIPE Transaction, (iii) the U.S. person’s holding period for the common stock of the Company will begin on the day after the PIPE Transaction, and (iv) the U.S. person’s tax basis in the common stock of the Company received in the exchange will equal the fair market value of such common shares. Each investor should consult with such investor’s own tax advisor regarding the tax consequences of the PIPE Transaction before participating in the transaction. For purposes of this summary, a “U.S. Holder” generally is (excluding persons subject to special treatment under the U.S. federal income tax laws, such as partnerships and other pass - through entities): (i) an individual who is a citizen or a tax resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) a trust that (A) is subject to the supervision of a court within the United States and with respect to which one or more U.S. persons are authorized to control all substantial decisions of the trust, or that (B) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (iv) an estate that is subject to U.S. federal income tax on its income regardless of its source.

II. Why Ethereum 9 IV. Appendix 26 I. Executive Summary 5 III. Strictly Private & Confidential Opportunity Overview 15

I. Executive Summary Strictly Private & Confidential

Offering Summary: Common Equity Strictly Private & Confidential 6 ▪ July 28, 2025 Expected Pricing Date ▪ 180 Life Sciences Corp. (NASDAQ: ATNF) Issuer / Incorporation ▪ ~$430 Million Deal Size / Notional ▪ $2.65 per share Purchase Price ▪ ~1.08x Implied mNAV ▪ Private Placement in Public Equity (“PIPE”) Form of Offering ▪ Common Stock and Pre - funded Warrants Securities Offered ▪ Proceeds will be used primarily for the purchase of Ethereum as well as general corporate purposes and transaction expenses Use of Proceeds ▪ The Company shall use commercially reasonable efforts to (i) file a resale registration statement for the common stock and the common stock underlying the pre - funded warrants within 15 calendar days after closing, and (ii) have the registration statement declared effective no later than the earlier of a) the 5 th business day after receiving a no - review and b) the 60 th calendar in the event the Company receives SEC comments (1) Registration Rights ▪ Clear Street LLC Placement Agent (1) Subject to 15 calendar day extension in the event of more than one SEC comment letter

Executive Summary Situation Overview ▪ 180 Life Sciences Corp. (NASDAQ: ATNF) (“ATNF” or the “Company”) seeks to raise approximately $430 million to establish an Ethereum (“ETH”) treasury through the issuance of shares of its common stock and pre - funded warrants » Investors are expected to have the ability to contribute cash or ETH ▪ Harbour Island Digital, LLC and Electric Capital Partners, LLC are expected to serve as anchor investors for the transaction ▪ The Company expects to enter into strategic partnerships with Etherealize, Inc. and Electric Capital Partners, LLC » Etherealize, a company focused on accelerating the adoption of and bringing institutional assets onto Ethereum, will serve as the Company’s conduit to the Ethereum ecosystem » Electric Capital, a $3 Billion+ AUM crypto native asset manager, will drive the Company’s ETH treasury strategy leveraging unique onchain and its leading decentralized finance capabilities ▪ Jason New (Senior Advisor, Harbour Island Digital and Vice Chairman, Lazard) and McAndrew Rudisill (Founder & Managing Partner, Harbour Island Digital and Senior Advisor, Etherealize) are expected to join the Company’s Board of Directors ▪ The Company expects to establish a new DeFi Council comprised of leading founders and investors in the Ethereum ecosystem including, but not limited to: Danny Ryan (Co - Founder, Etherealize), Michael Egorov (Founder, Curve Finance), Sreeram Kannan (Founder & CEO, EigenLayer), Mike Silagadze (Founder & CEO, ether.fi), Vivek Raman (Co - Founder, Etherealize), Robert Leshner (Founder, Compound Finance), and Avichal Garg (Managing Partner, Electric Capital) ▪ Supplement existing business aspirations by establishing a dedicated ETH treasury platform intended to benefit from strong protocol expertise and aim to generate onchain returns at scale ▪ Leadership team to be enhanced with new strategic advisors and board members with extensive industry experience, ready - to - deploy infrastructure, and a trusted brand that unlocks incremental opportunities Opportunity Overview Strictly Private & Confidential 7

8 Strictly Private & Confidential Key Considerations (1) Declared effective on 06/20/25 (2) Received shareholder approval on 07/24/25 Attractive Investor Entry Point ▪ ~1.08x Implied mNAV Efficient Access to Future Capital ▪ $500 Million Universal Shelf Registration Statement (1) ▪ 1 Billion Authorized Shares (2) 1 2 3 Differentiated Approach ▪ Capital markets expertise ▪ Connectivity to Ethereum ecosystem ▪ Differentiated yield generation capabilities

Strictly Private & Confidential II. Why Ethereum

Why Ethereum? Ethereum is a foundational digital asset of the emerging global financial system ETH = Upside in Stablecoins ETH = Upside in Tokenization ETH = Institutional Blockchain Infrastructure Strictly Private & Confidential 10

The Case for Ethereum Overview Ethereum is laying the foundation for the next - generation global financial system ▪ By leveraging decentralized infrastructure, Ethereum offers a transformative alternative to legacy systems ▪ Ethereum enhances financial systems by offering transparency, composability, efficiency, programmability, and global access Competitive Advantages As a credibly neutral smart contract blockchain – its rules cannot be changed by any single nation - state or financial institution – Ethereum is likely to be the preferred destination for institutions to store trillions of dollars ▪ No other smart contract blockchain offers Ethereum’s unique combination of decentralization, programmability, and regulatory clarity » Ethereum was community - funded rather than venture - funded, with extremely distributed ownership » Ethereum has tens of thousands of nodes and validators distributed around the world, many of which are running on hobbyist hardware » Ethereum is the only blockchain besides Bitcoin that is globally recognized as a commodity, not a security ▪ Ethereum is exceptionally reliable – over 10 years of 100% uptime and 16 successful upgrades ▪ Ethereum dominates tokenization and stablecoin adoption – over 50% of all stablecoins and 80% of all tokenized assets exist in the Ethereum ecosystem (1) ▪ Ethereum’s Layer 1 + Layer 2 design offers speed and regulatory flexibility while retaining Ethereum’s strengths: institutions can deploy high throughput, KYC - enabled Layer 2s without sacrificing decentralization or security, e.g., Coinbase, Robinhood, Kraken Strategic Focus Strictly Private & Confidential 11 As the foundational collateral asset of the emerging global financial system, Ethereum functions as a programmable, prospective store of value ▪ While Ethereum welcomes innovation across sectors (AI, social, DAOs, etc.), capturing the financial vertical is both the highest priority and has the greatest opportunity for long - term impact ▪ Unlike passive stores of value such as gold or Bitcoin, Ethereum can generate real yield and serves as versatile collateral across decentralized and institutional finance ▪ ETH is the reserve asset of the Ethereum economy – if Ethereum becomes the back - end platform of the global financial system, ETH may accrue significant value (1) Tokenization data from rwa.xyz and stablecoin data from stablepulse.org

The Case for Ethereum (cont’d) As demand for ETH increases, it is also positioned to become a global store of value 01 Growing demand for stablecoin 02 More stablecoins put to work on Ethereum 03 Greater use of ETH as collateral 04 ETH price and Ethereum security strengthen 05 More institutions build products on Ethereum Real Estate Stocks U.S. Treasury Gold Art Bitcoin ETH Portable Divisible Durable Scarce Yield Generating Seizure Resistant Limited Programmable $300T+ $100T+ $25T+ $20T+ $2T+ $1T+ <$1T Market Size ETH has superior properties to legacy SoV assets and provides yield Source: Electric Capital’s “Beyond Stablecoins: The Case for Ethereum” 07/08/25 report Strictly Private & Confidential 12

BTC (Digital Gold) ETH (Digital Oil) Currently 0.85%; Halves every 4 years Currently 0.68%; Max issuance cap of 1.51%; potentially deflationary Issuance (Inflation) Capped at 21 Million; faces long - term incentive and potential security risks No cap; predictable issuance ensuring sustainable incentives and long - term security Supply None Yes; 80.4% of fees burned on average Burn Mechanism None Yes; earn issuance rewards plus a share of transaction fees; current yield ~3% Yield Not applicable; no smart contract functionality Increasing Ethereum usage reduces issuance and increases validator yields Economic Activity Store of value Store of value with utility Utility 175.87 TWh / year; 98.10 Mt CO2 0.01 TWh / year; ~0 Mt CO2 Energy & Carbon Footprint Network secured by specialized mining entities utilizing energy - intensive hashing hardware; comparatively concentrated security with limited incentives Globally distributed validators staking ETH on commodity hardware; highly liquid, broadly accessible staking mechanism; robust recovery from failures Security Strictly Private & Confidential 13 ETH vs. BTC: The Shift from Passive Store of Value to Active Yield Asset Source: ETH Digital Oil as of 06/25/25

Ethereum’s Multi - Faceted Investment Narrative “Robinhood Shares Hit All - Time High as Firm Unveils Tokenized Stocks, Ethereum L2” June 30, 2025 “Deutsche Bank is building a tokenization platform on zkSync – a high - speed, cost - efficient blockchain built on top of Ethereum – to help asset managers handle tokenized assets while meeting regulatory and data protection requirements” June 17, 2025 “BlackRock’s Ethereum ETF Nears $5B Inflows Amid Staking Hopes” June 10, 2025 “Circle’s USDC – the second - largest stablecoin – still settles around 65% of its volume on Ethereum’s rails” April 15, 2025 “Coinbase and Kraken are also racing to own the crossover between traditional stocks and crypto” June 21, 2025 Strictly Private & Confidential 14

Strictly Private & Confidential III. Opportunity Overview

16 Strictly Private & Confidential Investment Highlights 03 04 Crypto Native Alpha Speed Entry at a ~1.08x implied mNAV , with ~99% of proceeds dedicated to acquiring ETH Clean pro forma capital stack with no long - term debt on balance sheet or senior equity instrument overhang 01 Attractive Entry Price Crypto - native yield generation capabilities with institutional security intended to bring access to strong alpha and proprietary yield opportunities Potential for outsized yield drives ETH accumulation, which may drive long - term mNAV 02 Institutional Playbook Experienced team of senior “Wall Street” executives to manage capital raising initiatives going forward Leverage capital markets expertise to access favorable capital Closing and funding anticipated to be completed in days intended to enable ETH purchases ahead of significant volume contingent on deal closings Effective $500 Million shelf (1) and 1 Billion authorized shares (2) enable efficient access to future capital Institutional - grade access to Ethereum via capital - efficient, crypto - native vehicle (1) Declared effective on 06/20/25 (2) Received shareholder approval on 07/24/25

17 Strictly Private & Confidential Institutional Grade, Onchain Native Investor ▪ With capital deployed across 75+ crypto - native companies, Electric Capital has purpose - built internal infrastructure to responsibly participate onchain at institutional scale ▪ $3B+ in assets under management (AUM) as of December 2024 SEC filings ▪ Robust compliance, custody, and smart contract execution pipelines enable direct, secure, and auditable participation in infrastructure - level protocols ▪ Long - standing relationships with core Ethereum ecosystem protocols enable participation in strategic, offchain deal structures ▪ Early backing of foundational projects translates into recurring access to validator rights, advisory roles, and discounted allocations Electric Capital Overview Exemplary Track Record ▪ Demonstrated ability to identify, scale, and support key infrastructure across staking, middleware, and execution layers ▪ Onchain yield generation largely reduces to ability to assess and mitigate security risk and value non - USD protocol incentives (e.g., tokens, points) ▪ Electric Capital’s position as an engineering - led venture firm uniquely positions them to navigate these risks ▪ Electric Capital is an investor in top security firms in the space: Certora, Fordefi, Immunefi and has a deep understanding of onchain opportunities and risks ▪ Electric Capital is currently performing these strategies in its funds and has built significant custom infrastructure to pursue these opportunities ▪ As a Registered Investment Advisor, Electric Capital has an extensive internal risk matrix that manages exposure across protocols according to various security elements: smart contract audits, formal verification, bug bounty programs, active monitoring / mitigation Brand Advantage and Deal Flow ▪ Recognized by founders, developers, and protocol teams as a long - term aligned, technically fluent partner ▪ Regularly invited into off - market, structured opportunities based on brand trust and technical depth ▪ Brand equity within crypto - native circles creates durable access advantages, often years ahead of traditional capital ▪ Advisory, governance, and protocol - level influence position the fund at the center of the Ethereum infrastructure roadmap – compounding strategic optionality ▪ Selected Electric Capital investments include Aave, Bitwise, Consensys, EigenLayer, Frax, Kraken, Mysten Labs (Sui), NEAR, Privy, & Solana Source: Electric Capital Note: None of Electric Capital’s portfolio companies have endorsed the proposed offering

18 Capacity (USD) Target Annual Return Description Activity Billions 3% Earn protocol token emissions and transaction fees for securing the network Staking Billions 3.5% Additional rewards for securing protocols beyond Ethereum Restaking Billions 3 to 4% Lend to short sellers, traders seeking leverage, and market makers; typically, overcollateralized onchain Lending Billions 4%+ Automated market making across various versions of ETH (staked, restaked, wrapped in L2s) to earn trading fees Liquidity Provisioning Billions 7%+ Above activities paired with publicly available point or token incentives to bootstrap protocol growth Yield Farming Hundreds of Millions 10%+ Directly - negotiated agreements with projects to perform above activities that bootstrap protocol growth, which are proprietary to Electric Capital Private Agreements Strictly Private & Confidential Strategic Framework for Potential Use of Proceeds Note: Capacity of billions for Staking, Restaking, Lending, LPing, Yield Farming is based on Ethereum market cap of $200B and DeFiLlama calculations of current TVL in smart contracts. Capacity for Private Agreements is estimated based on the volume of such opportunities observed in market in the preceding 12 months

Etherealize Partnership Offers Potential for Additional mNAV and Strategic Benefits 3 Etherealize's strategic partnerships with key ecosystem players can provide ongoing marketing and amplification for the Company’s Treasury Strategy 2 Company and Etherealize seek to manage regulated assets for new yield sources on Ethereum Strictly Private & Confidential 19 1 Company plans to work with Etherealize on tokenizing institutional assets on Ethereum

New DeFi Council to Lead Ethereum Strategy Ethereum pioneers: Inventors of key DeFi protocols, $65B+ in total value locked, billions in transaction volume Sreeram Kannan Founder & CEO, EigenLayer ▪ Creator of EigenLayer, the #1 restaking protocol with ~$15B restaked ETH ▪ Professor at University of Washington with 40+ peer - reviewed papers in distributed systems Danny Ryan Co - Founder & Co - CEO, Etherealize ▪ Spearheaded major Ethereum consensus upgrades from 2018 to 2024 , including the launch of the Beacon Chain and the Merge ▪ While at the Ethereum Foundation, led their research group, managed major research grants, co - authored core specs, and chaired bi - weekly All Core Dev calls Robert Leshner Founder, Compound Finance ▪ Co - founded Compound in 2017, a pioneer in on chain incentives using tokens ▪ $3B TVL, a top 10 DeFi protocol and CEO of Superstate, a leading asset tokenization platform Avichal Garg Managing Partner, Electric Capital ▪ Entrepreneur whose startup sale led to executive roles at Google and Facebook ▪ Angel investor in 15 unicorns and 5 decacorns including Airtable, Boom, Color Genomics, Cruise, Deel, Figma, Newfront Insurance, Notion, and others ▪ Co - Founded Electric Capital in 2018, growing it to $3B+ in AUM Michael Egorov Founder, Curve Finance ▪ Launched Curve, DeFi’s #1 stablecoin decentralized exchange with, $100B+ in cumulative stablecoin trading volume ▪ PhD in Physics; previously CTO at NuCypher (privacy infrastructure for blockchains) Konstantin Lomashuk Founder, Lido ▪ Co - founder of Lido Finance, the dominant liquid - staking protocol on Ethereum; today he champions validator decentralization and has $33B of staked ETH in Lido ▪ Serial blockchain entrepreneur & investor: founder of infrastructure provider P2P.org and crypto venture vehicle cyber•Fund (now a $100 Million fund), and an early backer of networks like Cosmos and Polkadot Paul Frambot Founder, Morpho ▪ Co - founder & CEO of Morpho Labs, the team behind the Morpho peer - to - peer lending protocol (Morpho Blue), which routes billions in on - chain liquidity while offering users efficient, modular credit markets ▪ Currently has $5.3B of assets in protocol ▪ Raised $18 Million in seed funding from a16z Crypto, Variant and others while completing a master’s in Parallel & Distributed Systems at Institut Polytechnique de Paris, earning a reputation as one of DeFi’s top young innovators Jason Yanowitz Co - Founder, Blockworks ▪ Built Blockworks into a top - tier crypto media company with 5M+ monthly readers ▪ Hosts Permissionless, one of the largest Web3 conferences with 7,000+ attendees ▪ Scaled research & data platform Blockworks Research, now used by 100+ institutions Strictly Private & Confidential 20

New DeFi Council to Lead Ethereum Strategy (cont’d) Ethereum pioneers: Inventors of key DeFi protocols, $65B+ in total value locked, billions in transaction volume Jeff Frase Business Development, Etherealize ▪ Former Managing Director at Goldman Sachs, Lehman Brothers, and JPMorgan with 35 years of deal - making experience ▪ His most recent role was President of Noble Americas, then co - CEO and Board Member of public Noble Group ▪ Active private - equity and venture investor with market insight across commodities, infrastructure, and technology Vivek Raman Co - Founder & Co - CEO, Etherealize ▪ Co - founder and CEO of Etherealize, an institutional product and marketing company for the Ethereum ecosystem ▪ Former Wall Street credit trader at Morgan Stanley, UBS, Deutsche Bank, and Nomura, later BitOoda Investment - Banking Managing Director structuring Ethereum infrastructure, BTC mining, and AI/HPC financings Zach Obront Co - Founder & CTO, Etherealize ▪ One of the Ethereum ecosystem's top security researchers, uncovering exploits that have secured over $1B ▪ He also serves as a steward for the Ethereum Foundation's Trillion Dollar Security initiative Grant Hummer Co - Founder, Etherealize ▪ Crypto investor - researcher active since discovering BTC in 2011; went full - time after ETH in 2015, leveraging consulting, asset - management, and software roots ▪ Co - founded Chromatic Capital, scaling a nine - figure hedge fund, and now co - founder of Etherealize, steering Wall Street’s Ethereum trading and settlement integration Sam Kazemian Founder, Frax Finance ▪ Launched Frax in December 2020, the first fully collateralized, onchain stablecoin that pays yield from treasuries back to token holders ▪ Exceeded $1 Billion market cap in its first year Chris Perkins Managing Partner & President, CoinFund ▪ CFTC GMAC and DAMSC member ▪ Managing Director and Global Co - Head of Futures, Clearing and FXPB, Citi ▪ Co - Founder VOWS and VIDA ▪ CESR inventor Lehman Bros derivatives PB head ▪ ECNY member ▪ USMC combat veteran Tarun Chitra Co Founder & CEO, Gauntlet ▪ Founded Gauntlet in 2018, the leading onchain risk management and research firms, $1B+ in risk managed vaults on - chain ▪ 24+ peer reviewed papers focused on economic security and fee markets in DeFi ▪ Former quant roles at D.E. Shaw Research and Vatic Labs; applied high - frequency and simulation expertise to blockchain risk modeling Mike Silagadze Founder & CEO, ether.fi ▪ Co - founder of ether.fi, the largest liquid restaking protocol with >$7B in assets ▪ Scaled previous startup Top Hat to 2M+ users and a $200M+ exit Strictly Private & Confidential 21

22 Strictly Private & Confidential The Company’s New Directors Strengthening capital - raising engine with veteran investment leaders Jason New Future Director Vice Chairman & Managing Director, Lazard ▪ Senior Advisor, Harbour Island Digital ▪ Founder of Novawulf Digital Management ▪ Former Director of Terawulf, Cheniere, Momentive Performance Materials, Sorenson Communications & Kodak ▪ Former CEO Onex Credit ▪ Former Senior Managing Director Blackstone/GSO ▪ Former Attorney Sidley Austin McAndrew Rudisill (1) Future Chairman Founder & Managing Partner, Harbour Island Digital ▪ Strategic Advisor, Etherealize ▪ Managing Partner, Pelagic Capital Advisors ▪ Former Chief Investment Officer & Director of Bridger Aerospace Group ▪ Former Chief Investment Officer Capital Vacations ▪ Investor in Ascent Vision (Sold to CACI 2021) ▪ Investor and Operator of Multiple Real Estate and Infrastructure Companies Expected to join the Board of Directors at the next meeting of stockholders (1) Expected to join the Board of Directors at closing

23 Strictly Private & Confidential Current Board of Directors and Management Team (1) The Company anticipates that Dr. Steinman will resign upon the closing of the proposed offering. Currently the board is comprised of less than a majority of independent directors. The Company expects to regain compliance with Nasdaq listing requirements with the addition of the new directors Management Team ▪ Over 20 years of cross - border experience in capital markets, M&A, governance and public company strategy, including investment banking, legal and senior executive roles ▪ Previously held senior investment banking positions at Credit Suisse and Ventum Financial Group, and senior executive roles including CEO, CFO and Management Committee, at various public and private companies ▪ Leading the corporate transformation of 180 Life Sciences into a globally focused technology and iGaming platform ▪ Holds an MBA from the University of Chicago Booth School of Business, a law degree from the University of British Columbia, and a BA from the University of Victoria Blair Jordan Chief Executive Officer & Director ▪ Brings 20+ years of experience in financial management, ERP systems, audit readiness, and regulatory compliance across industries including gaming, esports, and software ▪ Former VP and Corporate Controller at Engine Media Holdings, guiding its uplisting to Nasdaq and restructuring its global software and gaming operations ▪ Experienced with SEC and Nasdaq reporting requirements, internal controls, and operational finance ▪ Earned a Master’s in Business Management (Finance) from Norwich University, and a Bachelor’s in Business Management from Pepperdine University; Certified Public Accountant (CPA) licensed in California Eric R. Van Lent Chief Accounting Officer Dr. Lawrence Steinman (1) Director 40+ Years of Experience Stephen H. Shoemaker Independent Director 30+ Years of Experience Ryan L. Smith Independent Director 20+ Years of Experience Board of Directors

Ethereum Treasury Company: Value Proposition Project Eureka Hybrid Equity Multiple Avenues to Tap into Attractive Capital from Favorable Sources Experienced investors to lead capital markets efforts going forward and leverage capital markets expertise to tap into appropriate funding mechanisms Preferred Equity PIPE At - the - Market (ATM) Convertible Debentures Follow - On Offering Strictly Private & Confidential 24

ATNF - at - a - Glance Operates at the intersection of iGaming and digital content Current Business ▪ In September 2024, acquired a crypto - enabled Gaming Technology Platform ▪ Began transition into an interactive entertainment, digital content & crypto focused company Potential Applications ▪ iGaming – Sports betting, casino, proprietary gaming systems ▪ Digital Content – Esports, influencers, streaming, media IP Legacy intellectual property currently under strategic review Legacy ▪ Founded in December 2020 as a biotech company ▪ Developed therapies targeting inflammation and fibrosis Strictly Private & Confidential 25

Strictly Private & Confidential IV. Appendix

Cons Pros Description ▪ Limited to current market prices with no special selling efforts ▪ Generally smaller size than traditional offerings ▪ Creates public disclosure and potential overhang ▪ Subject to market fluctuations ▪ Minimal market impact by selling into natural trading flow ▪ Flexibility in timing and size of offerings ▪ Lower costs (1 - 3% vs. traditional offerings) ▪ No roadshows or marketing required A public company sells newly issued shares incrementally into the existing trading market at prevailing market prices through a designated broker - dealer, allowing flexible timing and size of offerings Equity ATM (At - The - Market) ▪ Dilution of existing shareholders (if dilutive) ▪ Often priced at discount to market ▪ High transaction costs and fees ▪ Market timing risk and price volatility ▪ Can raise substantial capital quickly ▪ Broad investor access through public markets ▪ Underwriter support and marketing ▪ Can improve liquidity and trading volume The issuance of additional shares by a public company after its IPO, either as new shares (dilutive) or existing shareholder sales (non - dilutive), typically conducted as a firm commitment underwritten offering Equity Follow - On Offering ▪ Potential significant discount to market price (average 5 - 11%) ▪ Limited to accredited investors only ▪ Potential dilution and downward pressure on stock price ▪ May require warrant coverage ▪ Faster execution (2 - 3 weeks) than public offerings ▪ Lower transaction costs and fewer regulatory requirements ▪ No immediate public disclosure until commitments secured ▪ Flexibility in terms and structure The privately negotiated sale of publicly traded shares to selected accredited investors generally at a discount to market price, with the issuer filing a resale registration statement for future public trading PIPE (Private Investment in Public Equity) ▪ Dilution upon conversion ▪ Complexity in terms and conversion mechanics ▪ Interest expense until conversion ▪ Potential conflicts between debt and equity features ▪ Defers valuation decisions to future financing rounds ▪ Lower interest rates than traditional debt ▪ Provides optionality for both issuer and investor ▪ Faster execution than equity rounds Short - term debt instruments that can be converted into equity at predetermined conversion terms, typically used by companies to defer valuation while providing investors with potential upside participation Convertible Debentures Strictly Private & Confidential 27 Capital - Raising Structures: Key Options, Advantages, and Trade - Offs

Risk Factors Strictly Private & Confidential 28 Risks related to our proposed ETH treasury strategy and holdings ▪ The Company’s financial results and the trading price of its common stock may be affected by the market prices of ETH, which are highly volatile. ▪ Investing in ETH will expose the Company to certain risks associated with ETH, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network. ▪ While the Company expects the PIPE transaction to more likely than not qualify as a tax - deferred exchange pursuant to Section 351 of the Code the lack of authority from the Internal Revenue Service related to the treatment of bitcoin, ETH, and other cryptocurrencies for U.S. federal income tax purposes means that no assurances can be provided that the IRS will not assert, or that a court would not sustain, a position contrary to the Intended Tax Treatment, and each investor should consult with such investor’s own tax advisor regarding the tax consequences of the PIPE transaction before participating in the PIPE transaction. ▪ Unrealized fair value gains on its ETH holdings could cause the Company to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022. ▪ Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company’s business. ETH and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty. ▪ The availability of spot exchange - traded products for ETH and other digital assets may adversely affect the market price of ETH and, consequently, the trading price of the Company’s common stock. ▪ The Company’s ETH strategy may subject it to enhanced regulatory oversight. ▪ ETH trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes. ▪ The concentration of ETH holdings may enhance the risks inherent in the Company’s ETH treasury strategy. ▪ The Company’s ETH holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents. ▪ If the Company or its third - party service providers experience a security breach or cyber - attack and unauthorized parties obtain access to its ETH assets, the Company may lose some or all of its ETH assets and its financial condition and results of operations could be materially adversely affected. ▪ The further development and acceptance of the ETH network and other cryptocurrency networks, including the bitcoin network, which represent a relatively new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of the ETH, bitcoin and other cryptocurrency networks may adversely affect an investment in the Company. ▪ The launch of central bank digital currencies may adversely affect the Company’s ability to successfully manage its ETH treasury strategy and, consequently, its business. ▪ The Company is not subject to legal and regulatory obligations that apply to investment companies, such as mutual funds and exchange - traded funds, or to obligations applicable to investment advisers. ▪ Absent federal regulations, there is a possibility that ETH may be classified as a “security.” Any classification of ETH as a “security” would subject the Company to additional regulation and could materially impact the operation of the Company’s business. ▪ If the Company was deemed to be an investment company under the Investment Company Act, applicable restrictions likely would make it impractical for the Company to continue our business as currently conducted and the Company’s ETH treasury functions as currently contemplated. ▪ Transactions using ETH require the payment of “gas fees,” which are subject to fluctuations that may result in high transaction fees. ▪ The Company faces risks relating to the custody of the Company’s ETH, including the loss or destruction of private keys required to access the Company’s ETH and cyberattacks or other data loss relating to the Company’s ETH, including smart contract related losses and vulnerabilities.

Risk Factors (cont’d) Strictly Private & Confidential 29 Risks related to our proposed offerings ▪ The trading price on Nasdaq for the Company’s common stock following the closing of the proposed PIPE (including common stock and Pre - Funded Warrants) offering will be affected by factors that are materially different from those that historically have affected or currently affect such trading price, and such trading price (and volume of trading) may be volatile following such closing. ▪ The Company intends to use the net proceeds from the proposed offerings to purchase ETH, the price of which has been, and will likely continue to be, highly volatile. ▪ The Company has broad discretion in the use of the net proceeds from the proposed offering that the Company does not use to purchase ETH as part of our ETH treasury strategy, if any, and investors will not have the opportunity to assess whether the net proceeds are being used in a manner of which you approve. ▪ The Company’s stockholders will experience dilution in the future due to any exercise of warrants, including, without limitation, the Pre - Funded Warrants and the Strategic Advisor Warrants, and any future issuances of equity securities.

Thank You Strictly Private & Confidential